SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 18, 2008
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9860 (Commission File Number)	42-1612474 (IRS Employer Identification No.)
225 Summit Avenue, Montvale, NJ, 07645
(Address of principal executive offices) (Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On November 18, 2008, Barr Pharmaceuticals, Inc. (the “Company”) entered into amendments to the employment agreements (the “Amendments”) with the following executive officers: Bruce L. Downey, the Company’s Chief Executive Officer; G. Frederick Wilkinson, Chief Executive Officer of Duramed Pharmaceuticals, Inc.; William T. McKee, the Company’s Executive Vice President and Chief Financial Officer, Frederick J. Killion, the Company’s Executive Vice President, General Counsel and Secretary, Christine A. Mundkur, the Chief Executive Officer of Barr Laboratories, Inc., Michael J. Bogda, the President and Chief Operating Officer of Barr Laboratories, Inc., Timothy B. Sawyer, Executive Vice President, Global Generic Sales and Marketing of Barr Laboratories, Inc., Jane F. Greenman, the Company’s Executive Vice President, Global Human Resources and Sigurd Kirk, the Company’s Senior Vice President, Chief Accounting Officer and Corporate Controller.
          Among other things, the Amendments provide that each of the employees will be entitled to a payment equal to the cash severance amounts to which they otherwise would have been entitled if their employment had been terminated without good cause or for good reason in connection with a change in control. These amounts will be paid on April 1, 2009, without regard to the employee’s employment status.
          The preceding summaries of the Amendments are qualified in their entirety by reference to the text of the Amendments, which are filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits
(c) Exhibits
10.1	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Pharmaceuticals, Inc. and Bruce L. Downey

10.2	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Duramed Pharmaceuticals, Inc., Barr Pharmaceuticals, Inc. and G. Frederick Wilkinson

10.3	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Pharmaceuticals, Inc. and William T. McKee

10.4	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Pharmaceuticals, Inc. and Frederick J. Killion

10.5	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Laboratories, Inc. and Christine A. Mundkur

10.6	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Laboratories, Inc. and Michael J. Bogda

10.7	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Laboratories, Inc. and Timothy B. Sawyer

10.8	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Pharmaceuticals, Inc. and Jane F. Greenman

10.9	Amendment to the Employment Agreement, entered into as of November 18, 2008 between Barr Pharmaceuticals, Inc. and Sigurd Kirk

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: November 21, 2008	/s/ William T. McKee
William T. McKee
Executive Vice President and Chief Financial Officer